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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2002


                                VERITAS DGC INC.
             (Exact Name of Registrant As Specified In Its Charter)


     DELAWARE                                                    76-0343152
     (State or                      001-7427                  (I.R.S. Employer
Other Jurisdiction)           (Commission File No.)          Identification No.)


                                 10300 TOWN PARK
                              HOUSTON, TEXAS 77072
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                  832-351-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

        Based on discussions with the staff of the Securities and Exchange Commission (the "SEC"), Veritas DGC Inc. (the "Company") has been informed that the SEC will not object if the Company is considered to be the accounting acquirer in its proposed business combination with Petroleum Geo-Services ASA ("PGS"). That conclusion was based, among other things, on the terms of previously announced proposed revisions to the Agreement and Plan of Merger and Exchange Agreement between the parties that would provide for PGS shareholders to receive 0.40 shares (previously 0.47 shares) for each PGS share or American Depositary Share, and shareholders of the Company would receive one share, of a contemplated new holding company to be formed to accomplish the combination, resulting in shareholders of the Company owning approximately 44% of the new company and PGS shareholders owning approximately 56% of such company. Additionally, the Company would be entitled under the proposed revisions to nominate six of the proposed ten directors of the new company while PGS would be entitled to nominate four directors, David B. Robson, the Chief Executive Officer of the Company, would be the Chief Executive Officer of the new company, and Matthew D. Fitzgerald, the Chief Financial officer of the Company, would be the Chief Financial officer of the new company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

EXHIBIT NO.     DESCRIPTION
-----------     -----------
2.1             Agreement and Plan of Merger and Exchange Agreement, dated as of
                November 26, 2001, among Petroleum Geo-Services ASA, a Norwegian public limited liability company, Veritas DGC Inc., a Delaware corporation, Venus I, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Veritas, Venus Holdco Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Caymanco, and Venus Mergerco Inc., a Delaware corporation and a direct, wholly owned subsidiary of Veritas Holdco (incorporated by reference to Exhibit 2.1 to Veritas DGC Inc.'s Current Report on Form 8-K, filed November 28, 2001).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  VERITAS DGC INC.
                                  (Registrant)

                                  /s/ MATTHEW D. FITZGERALD
                                  ----------------------------------------------
                                  Matthew D. Fitzgerald, Chief Financial Officer



Date:  April 29, 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     -----------
2.1             Agreement and Plan of Merger and Exchange Agreement, dated as of
                November 26, 2001, among Petroleum Geo-Services ASA, a Norwegian public limited liability company, Veritas DGC Inc., a Delaware corporation, Venus I, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Veritas, Venus Holdco Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Caymanco, and Venus Mergerco Inc., a Delaware corporation and a direct, wholly owned subsidiary of Veritas Holdco (incorporated by reference to Exhibit 2.1 to Veritas DGC Inc.'s Current Report on Form 8-K, filed November 28, 2001).